OraQuick ADVANCE ® Histofreezer ® OraSure ® Intercept ® NASDAQ ANALYST DAY November 28, 2007 OraSure Technologies, Inc. Exhibit 99.1

Forward-Looking Statements
These slides and the associated presentation contain certain
These slides and the associated presentation contain certain forward-looking statements, including statements with respect forward-looking statements, including statements with respect to revenues, earnings, technology, new products, product
to revenues, earnings, technology, new products, product
performance, markets, regulatory filings and approvals, and
performance, markets, regulatory filings and approvals, and
business plans. Factors affecting these statements include,
business plans. Factors affecting these statements include,
but are not limited to, the ability to develop new technology, but are not limited to, the ability to develop new technology, technology changes, ability to fund research and
technology changes, ability to fund research and
development, required regulatory approvals, product
development, required regulatory approvals, product
performance and market acceptance of products. Please see
performance and market acceptance of products. Please see
the Company’s SEC filings, including its registration
the Company’s SEC filings, including its registration
statements, and the Company’s most recent Form 10-K and
statements, and the Company’s most recent Form 10-K and
Form 10-Q, for a more detailed description of specific factors
Form 10-Q, for a more detailed description of specific factors that may cause actual results or events to differ materially that may cause actual results or events to differ materially from those described in the forward-looking statements. The
from those described in the forward-looking statements. The
Company undertakes no duty to update these statements.
Company undertakes no duty to update these statements.

AGENDA
Analyst Day
Analyst Day
Wednesday, November 28, 2007
11:30 – 11:35 am Introduction – Doug Michels, President & CEO
11:35 – 12:30 pm Stephen R. Lee, Ph.D. – EVP & Chief Science
Officer
12:30 – 12:45 pm Lunch
12:45 – 1:30 pm Sue Sutton-Jones – SVP of Regulatory Affairs &
Quality Assurance
1:30 – 2:00 pm Joseph E. Zack – EVP, Marketing and Sales
2:00 – 2:15 pm Break
2:15 – 2:45 pm P. Michael Formica – EVP Operations
2:45 – 3:00 pm Wrap-up

© 2007 – Confidential and Proprietary Research & Development Overview Stephen R. Lee Ph.D. Chief Science Officer

© 2007 – Confidential and Proprietary
In Process Research & Development
• Develop and commercialize OraQuick ® HCV
• Develop oral fluid substance abuse test (SAT)
applications for high throughput laboratory
systems
• Extend the shelf life of OraQuick ® ADVANCE™
HIV Test
• Clinical and Regulatory Studies for OraQuick ®
HIV OTC
• Label expansion of OTC cryosurgery
indications

© 2007 – Confidential and Proprietary
Hepatitis C Virus Infection
Statistics (United States)
New infections per year 30,000 – 40,000
Persons infected (1.6%) 4.1 million
Chronic infection 3.2 million
More than half of HCV cases are currently undiagnosed
Persons with HIV co-infection 225,000
Growing healthcare burden
– 50% of chronically infected individuals develop progressive liver disease
– HCV infection is the leading cause of all liver transplants
– 10,000 deaths/year attributable to complications of HCV
infection
Sources:
Armstrong GL et al. (2006) Ann. Intern. Med. 144:705-714
Scott JD & Gretch DR (2007) JAMA 297:724-732

© 2007 – Confidential and Proprietary
Risk Factors Associated With
Acquiring Hepatitis C Virus
Past or present injection drug use
Transfusion, transplant from infectious donor
Infected sex partner(s)
Birth to an infected mother
Occupational blood exposure (needle sticks)
Tattooing/body piercing
Renal dialysis

© 2007 – Confidential and Proprietary
Rationale for the Utility of a Rapid, Point-of-Care
(POC) Test to Aid in Identification of HCV Infection
• Clear unmet need for increased diagnosis of Hepatitis C as recognized by many Public Health entities including CDC.
• Deployment of a rapid POC test will enable increased testing for HCV, particularly in accessing those populations at greatest risk.
• HCV testing in many public health settings is limited due to the requirement to draw blood for laboratory based testing.
• As with HIV, POC testing for HCV will be particularly applicable in settings  where the target population is transient, or where return adherence for results is low.
• Current and future improvements in therapy mean that
increased diagnosis will be a critical factor in reducing overall morbidity and mortality.

© 2007 – Confidential and Proprietary
TEST
COLLECT
99.6%
100.0%
Oral Fluid
Oral Fluid
Venipuncture
Venipuncture
Whole Blood
Whole Blood
Plasma &
Plasma &
Serum
Serum
Fingerstick
Fingerstick
Whole Blood
Whole Blood
A Simple Test Procedure Utilizing
All Sample Types
MIX

© 2007 – Confidential and Proprietary
Prototype OraQuick
®
HCV Test-
Interpretation
Non-reactive:
Single line appears at
the C (control) triangle
• A negative result indicates the
absence of target antibodies in the
sample.
Reactive for anti-HCV:
Two lines appear
• One at the C (control) triangle
and the other at the T (test)
triangle
• Indicates the presence of target
antibodies in the sample.

© 2007 – Confidential and Proprietary
Sensitivity of the Prototype OraQuick ®
HCV Test in Known Infected Individuals
100% 47 47
Chronic HCV Infection
100% 33 33
HIV/HCV Coinfected
Patients
100% 466 466
HCV (RIBA) Positive
Plasma Donors
100% 93 93
Intra-venous Drug Users
Sensitivity
(%)
No. Reactive by
OraQuick
®
N* Specimen Type
1
Plasma Specimens *No. of EIA reactive specimens tested
Lee SR et al. AACC, 2007
Source: Lee SR et al. AACC, 2007

© 2007 – Confidential and Proprietary
Comparison of HCV Seroconversion
Sensitivity of OraQuick ® HCV Prototype
with EIA
3.2
(1.4 to 5.1)*
47.5 50.7 10 0 12 22
Differential
Sensitivity
(Avg. Days
Detected
Earlier by
OraQuick
®
)
Average
Time To
Detection
by HCV
OraQuick
®
(Days)
Average
Time To
Detection
by HCV
EIA
(Days)
Number
Detected
Earlier by
OraQuick
®
Number
Detected
Earlier by
HCV 3.0
EIA
Number
Giving
Concordant
Results
Number
of
Panels
Tested
* 95% Confidence Intervals
Lee SR et al. AACC, 2007
Source: Lee SR et al. AACC, 2007

© 2007 – Confidential and Proprietary
Sensitivity in Known HCV Positive
Subjects Tested Using Oral Fluid
and Whole Blood
92 (100%) 92 (100%) 92 (100%) 92
No. Detected by
OraQuick
®
HCV
(Oral Fluid)
No. Detected by
OraQuick
®
HCV
(Whole Blood)
No. Detected by
HCV EIA
No. of HCV
Positive
Subjects
Source: Lee SR et al. AACC, 2007

© 2007 – Confidential and Proprietary
HCV ELISA
+
+
-
-
1
b
415 0
3
a
Preliminary Performance Data from the OraQuick ® HCV
Prototype in Oral Fluid Samples Paired with Blood, Plasma
& Serum:  Low Risk Individuals  (n=419)
a:  RIBA 3.0 positive
b:  RIBA 3.0 indeterminate
Subjects gave concordant results when tested with all 5
specimen types (serum, plasma, FS blood, VB, oral fluid)
Specificity= 99.8% (95% CIs: 98.7-100%)
Source: Lee SR et al. AACC, 2007

© 2007 – Confidential and Proprietary
HCV Prototype:
Additional Study Findings
• Verified use of multiple anti-coagulants (EDTA,
citrate, heparin): No interference noted
• Tested with worldwide genotype panel: Detected
all major genotypes and subtypes
• Tested specimens with potential interfering
serology (HAV, HBV, HIV, HTLV, HSV, Syphilis,
Toxoplasmosis, CMV etc): No cross-reactivity

© 2007 – Confidential and Proprietary
OraQuick
®
Rapid HCV Test Timeline
Preclinical development completed and prototype design
complete
Technology transfer complete and prototype produced at
scale in manufacturing facility
Clinical study protocols complete and study sites selected
Planned trials support CLIA waiver and submission for
CE mark
Clinical studies expected to start end of this year and
continue through Q1 ‘08
US regulatory filings are targeted for middle of next year

© 2007 – Confidential and Proprietary
Rationale for Developing High Throughput
Automated Assays with Oral Fluid
• Market adoption of oral fluid testing is increasing
• Microplate systems are more labor intensive than current
fully automated systems
• Microplate systems do not perform random access testing,
but test in “batch” mode
• Medium and large sized reference labs all use automated
systems for urine testing
• Offering oral fluid applications on fully automated systems will combine the convenience of an oral fluid sample with
the increased efficiencies of full automation

© 2007 – Confidential and Proprietary
Roche-OraSure Collaboration
Combining Proven Expertise
OraSure Value
– Oral fluid market leader
– Extensive device
development expertise
– Assay/ Applications
experience with oral fluid
– Ref. Lab partner network
Roche Value
– Leadership in DOA
testing market
– Extensive assay
development expertise
– Automated systems
experience
– Large scale manufacturing
capabilities

© 2007 – Confidential and Proprietary
The Intended Result for
Both Organizations
Generation of world class oral fluid assays
Faster time to market by combining expertise
Maintain leadership positions in the WW DOA
testing market
Maintain differentiation from competition
Ongoing collaboration in collection devices and
assays – menu expansion

© 2007 – Confidential and Proprietary
High Throughput SAT Assays-
Initial Launch Menu
• Cocaine
• Opiates
• THC (Marijuana)
• Amphetamines/Methamphetamines
• Phencyclidine (PCP)
Required panel of drugs to be tested according to
guidelines from National Institute of Drug Abuse

© 2007 – Confidential and Proprietary
Progress with High-Throughput
Oral Fluid Assays
Prototype tests for most of the assays
designated for the initial launch menu have
been developed
Initial performance shows good clinical
correlation with existing confirmatory algorithms
and excellent precision
Performance data on these prototypes was
presented at the 2007 Society for Forensic
Toxicologists (SOFT) meeting

© 2007 – Confidential and Proprietary
Dose Response Curve and Cutoff for High
Throughput Oral Fluid Opiate Assay
Oral Fluid Cutoff Concentrations
Oral Fluid Cutoff Concentrations
*Oral fluid cutoff concentrations are for sample diluted by
diluent in the Intercept® Oral Specimen Collection
Device.
LDL, or analytical sensitivity, is defined as the lowest
drug concentration that can be distinguished from zero
calibrator with 95% confidence (2SD) and determined by
running 21 replicates of 0 calibrator and calculating the
mean and standard deviation (S.D.) of 21 results.
0.5 0-80 10
ng/mL ng/mL ng/mL
LDL Dynamic Range Cutoff
0
1000
2000
3000
4000
5000
0 10 20 30 40 50 60 70 80
Morphine Concentration, ng/mL
Opiates Assay Calibration
Opiates Assay Calibration
Curve on Roche/Hitachi 917
Curve on Roche/Hitachi 917
Source:
Hoch D et al. Society of Forensic Toxicologists
2007

© 2007 – Confidential and Proprietary
Accuracy of the High
Throughput Opiate Assay
+ -
+ 0 0
- 0 200
OTI EIA Assay
(10 ng/mL)
Opiates Assay
(10 ng/mL)
A total of 200 individual clinical samples from a low risk
population that screened negative with the OraSure
Technologies, Inc ( OTI ) Micro-Plate assays
ere tested in the semi-quantitative mode with Opiates
automated assay.
+ -
+ 115 35*
- 2 331
  Sensitivity = 115 (115 + 2) =98.3%
  Specificity = 331/ (331 + 35) =90.4%
LC/MS/MS
Opiate assay
(10 ng/mL)
(10 ng/mL)
*Of the 35 false positive results, 16 (46%) had
total opiates greater than 10 ng/mL. (any
combination).
Specificity in low
prevalence population:
Sensitivity in high
prevalence population:
Source: Hoch D et al. Society of Forensic Toxicologists 2007

© 2007 – Confidential and Proprietary
Precision of the High
Throughput Opiate Assay
Opiate Assay Within Run Precision, n=21
Opiate Assay Within Run Precision, n=21
Levels tested Within Run Mean Precision Recovery
(ng/mL) (ng/mL) (% CV) (%)
5.0 5.3 3.4 107
7.5 7.7 2.6 103
10.0 10.3 2.3 103
12.5 12.6 1.5 101
40.0 41.0 1.5 102
Source: Hoch D et al. Society of Forensic Toxicologists
2007

© 2007 – Confidential and Proprietary
Oral Fluid Cutoff Concentrations Oral Fluid Cutoff Concentrations
*Oral fluid cutoff concentrations are for sample diluted
by diluent in the Intercept® Oral Specimen Collection
Device.
LDL, or analytical sensitivity, is defined as the lowest
drug concentration that can be distinguished from zero
calibrator with 95% confidence (2SD) and determined
by running 21 replicates of 0 calibrator and calculating
the mean and standard deviation (S.D.) of 21 results.
Calibration Curves Calibration Curves
Amphetamines Assay Calibration Curve on
Roche/Hitachi 917
0
1000
2000
3000
4000
5000
6000
7000
0.0 10.0 20.0 30.0 40.0 50.0 60.0 70.0 80.0 90.0 100.0 110.0
d-amphetamine Concentration, ng/mL
Methamphetamines Assay Calibration Curve on
Roche/Hitachi 917
0
1000
2000
3000
4000
5000
6000
7000
8000
0.0 10.0 20.0 30.0 40.0 50.0 60.0 70.0 80.0 90.0 100.0
d-methamphetamine Concentration, ng/mL
1.0 0.6 LDL
0-100 0-100 Dynamic Range
40 40 Cutoff
Methamp ng/mL AMP ng/mL
Dose Response Curve and Cutoff for High
Throughput Oral Fluid Amphetamines and
Methamphetamines Assay
Source: Mountain L, et al. Society of Forensic
Toxicologists 2007

© 2007 – Confidential and Proprietary
Precision of Amphetamines
and Methamphetamines Assay
Amphetamines Assay Within Run Precision, n=21 Amphetamines Assay Within Run Precision, n=21
Levels tested Within Run Mean Precision Recovery
(ng/mL) (ng/mL) (% CV) (%)
12.5 12.9 2.8 104
30.0 30.1 1.7 100
40.0 40.9 1.3 102
50.0 52.2 1.3 104
Methamphetamines Assay Within Run Precision, n=21 Methamphetamines Assay Within Run Precision, n=21
Levels tested Within Run Mean Precision Recovery
(ng/mL) (ng/mL) (% CV) (%)
12.5 12.7 3.2 101
30.0 30.2 1.8 101
40.0 41.4 1.3 104
50.0 53.9 3.7 108
Source: Mountain L, et al. Society of Forensic
Toxicologists 2007

© 2007 – Confidential and Proprietary
Specificity of Amphetamines
and Methamphetamines Assay
A total of 200 individual clinical samples from a low risk population that screened negative with the OraSure Technologies, Inc ( OTI ) Micro-Plate assays were tested in the semi-quantitative mode with Amphetamines and Methamphetamines automated assays.
+ -
+ 0 1
-
0 199
OTI EIA AMP Assay
(100 ng/mL)
AMP Assay
(40 ng/mL)
+ -
+ 0 0
- 0 200
OTI EIA Methamp Assay
(40 ng/mL)
Methamp Assay
(40 ng/mL)
Source: Mountain L, et al. Society of Forensic
Toxicologists 2007

© 2007 – Confidential and Proprietary
Sensitivity of Amphetamines
and Methamphetamines Assay
A total of 49 clinical samples from a drug prevalent population were tested in the semi-quantitative mode with the automated Amphetamine and Methamphetamine/MDMA assays. All samples were also tested for the presence of d-amphetamine, d-methamphetamine, MDA, MDMA, and MDEA with LC/MS/MS.
The LC/MS/MS result is considered positive if any of these drugs are present at concentrations
$
40
ng/mL.
*The 18 samples that gave negative results on the amphetamines assay had concentrations of methamphetamine $
40 ng/mL.
+ -
+ 31 0
- 18* 0
LC/MS/MS
AMP assay
(40 ng/mL)
(40 ng/mL)
+ -
+ 49 0
- 0 0
LC/MS/MS
Methamp assay
(40 ng/mL)
(40 ng/mL)
Source: Mountain L, et al. Society of
Forensic Toxicologists 2007

© 2007 – Confidential and Proprietary
Dose Response and Cutoff for High
Throughput Oral Fluid Cocaine Assay
Oral Fluid Cutoff Concentrations
Oral Fluid Cutoff Concentrations
*Oral fluid cutoff concentrations are for
sample diluted by diluent in the
Intercept® Oral Specimen Collection
Device.
LDL, or analytical sensitivity, is defined
as the lowest drug concentration that can
be distinguished from zero calibrator with
95% confidence (2SD) and determined
by running 21 replicates of 0 calibrator
and calculating the mean and standard
deviation (S.D.) of 21 results.
Calibration Curves
Calibration Curves
Cocaine Assay Calibration Curve on
Roche/Hitachi 917
0
1000
2000
3000
4000
5000
6000
0.0 5.0 10.0 15.0 20.0 25.0 30.0 35.0 40.0
Benzoylecgonine Concentration, ng/mL
03 0-40 3
ng/mL ng/mL ng/mL
LDL
Dynamic
Range
Cutoff
Source: Zhao J,, et al. Society of Forensic
Toxicologists 2007

© 2007 – Confidential and Proprietary
Precision of the Cocaine Assay
Cocaine Assay Within Run Precision, n=21
Cocaine Assay Within Run Precision, n=21
Levels tested Within Run Mean Precision Recovery
(ng/mL) (ng/mL) (% CV) (%)
2.25 2.5 2.6 112
3 3.2 2.8 105
3.75 3.9 2.9 103
5 5.0 2.1 100
6.25 6.2 1.8 99
30 30.6 1.0 102
Source: Zhao J,, et al. Society of Forensic
Toxicologists 2007

© 2007 – Confidential and Proprietary
Accuracy of the Cocaine High
Throughput Assay
•A total of 560 clinical sample pools from a drug prevalent population were tested in the semi-quantitative mode with the automated cocaine assay. All samples were also tested for the presence of benzoylecgonine with LC/MS/MS.
+ -
+ 377 4*
- 2** 177
  Sensitivity = 377/ (377 + 2) =99.5%
  Specificity = 177/ (177 + 4) =97.8%
LC/MS/MS
Cocaine assay
(3 ng/mL)
(2 ng/mL)
* 2 of the 4 discrepant samples
that had tested positive on the
automated assay contained trace
amounts of benzoylecgonine.
** The 2 false negatives gave
values of 1.41 and 2.56 ng/mL on
the automated assay.
Source: Zhao J,, et al. Society of Forensic
Toxicologists 2007

© 2007 – Confidential and Proprietary
High-Throughput Oral Fluid
Assays High level Milestones
Conduct alpha studies with prototype
assays at customer sites
Complete feasibility and finalize design
Develop calibrators and controls
Conduct technology transfer
Complete 510K testing
Inventory build and launch

© 2007 – Confidential and Proprietary
OraQuick
®
HIV Shelf Life Improvement
- Current Status
• Product modifications to support longer shelf life have
already been implemented and verified
• Proposed modifications do not require additional clinical
trials
• Currently conducting real-time validation/stability studies using GMP material
• These studies utilize 3 production lots containing all
proposed modifications
• Real-time stability testing to continue throughout the year
Just successfully passed 6 month time point
• Target for shelf life is >12 months (dependent upon
generating real time stability data)

© 2007 – Confidential and Proprietary
Strategy for Shelf Life Extension
Shelf life extension will occur in unregulated
markets upon successful completion of stability
testing and process validation
Shelf life in US and EU will be extended after
approval of the appropriate regulatory
submissions.
Additional submissions will be made in certain
geographies where required
Our goal is to extend product shelf life in all
geographies in 2008

Questions and Answers

© 2007 – Confidential and Proprietary Regulatory Affairs/ Quality Assurance/ Clinical Trials Overview Sue Sutton-Jones SVP, RA/QA

© 2007 – Confidential and Proprietary
Key Role in Bringing Products
to Market
RA/CA/QA play a role in the product lifecycle
from conception through to obsolesce of the
product.
• Strategy
• Negotiation
• Organization
• Subject Matter Experts
• Archivists
• Business Partners
• Looked on by many regulators as the “conscience of a
Company”, our credibility is the credibility of the
Company

© 2007 – Confidential and Proprietary
RA/QA/CA Submission Activities
2007
0
5
10
15
20
25
30
QTR 1 QTR 2 QTR 3 QTR 4
IDE FDA Submissions
Int'l Submissions Audits
Protocols/Amendments Study Conduct
Analyses Reports
Over 200 submissions and
responses so far this year.

© 2007 – Confidential and Proprietary
Some of Our International Activities
CE Mark Achieved for OraQuick
Dossiers/Documentation
• Individual EU countries
• Argentina
• Brazil
• Ecuador
• Guatemala
• Israel
• Russia
• Vietnam
• Thailand
• South Korea
• China
• Mexico
• Philippines
• Indonesia
• UAE
• Validations in multiple
African Countries

39 © 2007 – Confidential and Proprietary OraQuick® ADVANCE HIV-1/2 Antibody Test OVER-THE-COUNTER APPLICATION

© 2007 – Confidential and Proprietary
Regulatory Update for HIV OTC
Panel track submission
Premarket approval is required (PMA)
The PMA will be reviewed by the Center for
Biologic Evaluation and Research (CBER).  We
expect the PMA will also be presented to an FDA
advisory panel for review and comment.

© 2007 – Confidential and Proprietary
Clinical Study Considerations
In designing the proposed program, OraSure
gave special consideration to a number of topics:
• All protocols must be able to demonstrate that the product meets the criteria defined at the March 10, 2006 BPAC meeting;
• The population expected to use the OTC product;
• Creation of easy to read and understand instructions for use;
• User friendly packaging and presentation of the product;
3 Phased Approach to Clinical Studies
•
Label Comprehension and Reading Contrived Devices
• Where the subject does not self test
•
Observed Use
• Subject observed performing the test.
•
Unobserved Use
• Subject performs tests in uncontrolled environment

© 2007 – Confidential and Proprietary
Label Comprehension
Label Comprehension Study
Status - completed
• Performed after refining labeling and
instructions through pre-testing
• Tests target population understanding of
the instruction materials
• Subjects do not conduct a test with an
actual device

© 2007 – Confidential and Proprietary
Reading Contrived Devices
The purpose of the study is to demonstrate that
individuals from the target population are able to
accurately interpret various test result.
In this study, subjects selected from the target
population are given contrived devices to read and
interpret the results
The subjects in this study do not test themselves and
the devices  used are “dummy” devices that are not
infectious.

© 2007 – Confidential and Proprietary
Observed Use
• The subjects will be selected according to the
demographics of the end users identified for this product.
• Subjects will be given the test kit and provided with a
setting in which to take the test on their own.
• Subjects will be observed ( through glass) while
performing the test and their test result will be compared
to the result from a trained professional.
• This study is observed so that the actual use of the test
kit by a “consumer” can be documented prior to allowing
subjects to take the kit in a setting of their choice.
• Subjects will be interviewed about their experience with
the test after they have completed running and
interpreting their own test.

© 2007 – Confidential and Proprietary
Unobserved Use
• Subjects will be screened per the protocol and a sample
taken to determine their HIV status.
• Subjects will be given the test kit and asked to take the
test and report back to the clinical study site within a
week.  (Subjects will provide contact information prior to
being given a test kit to leave the clinical site so that we may conduct follow up.)
• Subjects will report their HIV test results, which will be compared to the professional determination of their
status.
• Questions about their experience performing the test
will be asked during an interview conducted when they
return with their result.

© 2007 – Confidential and Proprietary
Referral to Care and Resource
Answer Center
For the referral and resource program we will at
minimum include the key points of the CDC Guidelines
for HIV Counseling.
For the observed and unobserved phases, the
counseling system will have functional capabilities
intended for launch.
1-800# number access.
According to standard CDC recommended guidelines.
Call agents, methods, as intended launch.
Will not be operating on full intended commercial scale.

© 2007 – Confidential and Proprietary
OTC Milestones
2008 FDA Submission
Complete Referral to Care and
Resource Answer  System
Protocol written and to be submitted to FDA by end Q1 2008
Study to be executed in 2008
Unobserved User Study
Protocol written and to be submitted to FDA by end Q4 2007
Study to be executed in 2008
Observed User Study
Complete Reading Contrived Devices
Complete Robust Comprehension
Status Task

48 © 2007 – Confidential and Proprietary OraQuick ® HCV Test Clinical Study Update

© 2007 – Confidential and Proprietary
HCV Regulatory Update
Submission reviewed by Center for Devices and
Radiological Health (CDRH)
PMA for a rapid test for HCV
180 day review time estimated
Clinical trials are straightforward and
uncomplicated.

© 2007 – Confidential and Proprietary
HCV Rapid Test
Human Subject Clinical Trial
Population
• Thousands of subjects with signs and symptoms of
Hepatitis, or at high HCV infection risk
• Hundreds of asymptomatic subjects
Inclusion / exclusion criteria
•
Either gender, $
2 yrs of age, informed consent
• No subjects <2 yrs, therapy for HCV infection
Test via comparator methods
•
(FDA approved EIA, RIBA)

© 2007 – Confidential and Proprietary
CLIA Waiver Trial
Trial to establish appropriate device
characteristics for CLIA-waiver
Minimum of 3 U.S. centers
(consistent with point-of-care testing)
Patients consistent with expected use
Test via comparator method (FDA approved EIA,
RIBA) blinded from operator
OraQuick
®
testing by operator

© 2007 – Confidential and Proprietary
Studies Required for FDA
Approval of the HCV Rapid Test
2008 FDA, CLIA, CE Mark Submissions
Q4 2007 to begin Clinical performance in human subjects
Complete Anticoagulants
Complete Interfering substances
Complete Food and Beverage
Complete Genotypes
Complete Unrelated medical conditions
Complete Seroconversion
Complete Feasibility
Status Task

© 2007 – Confidential and Proprietary 2007 Cryosurgical Device Clinical Study

© 2007 – Confidential and Proprietary
Cryosurgical
Clinical / Regulatory Efforts
Clinical Study to expand the claims for an over the
counter cryosurgical system were begun in Q3.
The last subject will exit the study the end of this
month.
We are targeting to submit the 510k in Q1 2008.
This will increase our offerings for an over the
counter cryosurgical product to three applications.

Questions and Answers

56 Sales & Marketing Overview Joseph E. Zack EVP – Sales & Marketing

17 Million Potential Tests for OraQuick
®
Hospitals Public Health
MD Offices Government Programs
Source: Company Estimates based on Industry Reports.
* Excludes OTC market and impact of CDC guideline
changes and new program announcement.
U.S. Market Potential:
HIV Tests *
Diverse Customer Base Potential

• Advocate Routine Voluntary
HIV screening 13-64 yrs
• De-stigmatize HIV testing
process
• Emphasize cost
effectiveness of testing in all
ranges of prevalence
• Promote opt-out testing
models
• Increase diagnosis of HIV
• Decrease time for testing
procedure
• Known positives reduce
unsafe practices
• Bottom line….early detection
reduces transmission
CDC Revised Recommendations
Background Rationale for Revision

CDC Initiative
CDC Opportunity
– CDC redirected $45 million in funding to
expand HIV testing
– Program goal is to test 1.0 million persons for
HIV
– 23 jurisdictions awarded approximately $35
million
– Individual grant size: $600K - $6MM
– Program will be for 3 years

The 23 Jurisdictions
California
Chicago
Connecticut
District of Columbia
Florida
Georgia
Houston
LA County
Louisiana
Maryland
Massachusetts
Grant Recipients
Michigan
Missouri
New Jersey
New York City
New York State
North Carolina
Ohio
Pennsylvania
Philadelphia
South Carolina
Tennessee
Virginia

61 CDC Initiative Status Working with each of the jurisdictions closely Tracking implementation Bulk of Revenues expected in 2008

Prevention initiatives within U.S. Hospitals
• 20% of pregnant women don’t know their status
• Vertical transmission accounts for 100% of all pediatric infections –
98% could have been prevented
1
•
1 million needle stick injuries annually; 16,000 result in HIV exposure²
• More than 55% of patients tested in the ER are discharged prior to receiving their HIV test results
3
• Only 10% of patients referred out to hospital clinics from ER
Departments actually undergo testing
4
• Conversely, when rapid testing was performed, 99.3% of patients received their results; 80% of them entered into care.
1. Revised Guidelines for HIV Counseling, Testing, and Referral and Revised Recommendations for HIV Screening of Pregnant Women, MMWR, Vol. 50/No. RR-19, November 9, 2001.
2. American Nurses Association, Needlestick Injury, http://www.nursingworld.org, 2002.
3. CDC, 2002.
4. Only 10% of Patients Referred Out to Hospital Clinics from ER Departments Actually Undergo Testing, Dr. Roger Lewis, Harbor UCLA Medical Center, Reuters Health, 2001.
Demand for Prevention in U.S.

Continued Increase in HIV Testing
FY03 – FY05 Outpatient Only
FY06-07 Outpatient, Inpatient and ED
92,123
56,212
53,598
58,785
0
10,000
20,000
30,000
40,000
50,000
60,000
70,000
80,000
90,000
100,000
FY03 FY04 FY05 FY06
110,000
120,000
130,000
140,000
132,641
FY07
92,123
56,212
53,598
58,785
0
10,000
20,000
30,000
40,000
50,000
60,000
70,000
80,000
90,000
100,000
FY03 FY04 FY05 FY06
110,000
120,000
130,000
140,000
132,641
FY07
Impact on HIV Prevention
HIV Testing Expansion Initiative
New York City Health and Hospitals Corp
CDC,  Dr. Bernie Branson
PACHA Meeting, October 15-16, 2007

Number of HIV-Positive Persons Identified More than Doubled
FY03 – FY04 Outpatient Only
FY05 Outpatient and ED Pilot Sites Only
FY06-07 Outpatient, Inpatient and ED
815
670
720
1,514
0
200
400
600
800
1,000
1,200
1,400
1,600
FY03 FY04 FY05 FY06
1,618
FY07
815
670
720
1,514
0
200
400
600
800
1,000
1,200
1,400
1,600
FY03 FY04 FY05 FY06
1,618
FY07
Impact on HIV Prevention
HIV Testing Expansion Initiative
New York City Health and Hospitals Corp
CDC,  Dr. Bernie Branson
PACHA Meeting, October 15-16, 2007

• OraQuick testing in the ED (2002)
– 62% accept HIV testing
– 98% receive test results
– 3,802 patients screened
– 93 (2.4%) new HIV positive
– 80% entered HIV care
• Test Performance
– Sensitivity 100%
– Specificity 99.94%
OraQuick
®
ADVANCE
™
Impact on HIV Prevention
• 42% of patients tested had never
been screened for HIV
• 42% of positive patients had no
risk factors that would prompt their
physician to screen them for HIV
• 34% identified as MSM
• 10% identified as IDU
• 3% identified as having a partner
who was an IDU
Cook County Hospital
Journal Acquired Immune Deficiency Syndromes 2007

“The ER is a good place to perform HIV testing”
42%
30%
13%
3%
5%
6%
0%
10%
20%
30%
40%
50%
Strongly
agree
Agree No opinion Disagree Strongly
disagree
No answer
- Preliminary data, 680 pts - GWU Hospital ED
What do patients think?
Impact on HIV Prevention
CDC,  Dr. Bernie Branson
PACHA Meeting, October 15-16, 2007

Would you
recommend to a friend
to get an HIV test if
they went to the ER?
84%
9%
0%
30%
60%
90%
Yes No
- Preliminary data, 680
pts
GWU Hospital ED
What do patients think?
Impact on HIV Prevention
CDC,  Dr. Bernie Branson
PACHA Meeting, October 15-16, 2007

68 Social Marketing Program City Initiatives Objective Collaborate with local constituencies to ensure residents know their HIV status – Washington DC – Philadelphia ™ COMING TOGETHER TO

DC – Results to Date
*
– DC Data*
– At the end of 2006, HAA (HIV/AIDS Administration) saw a
75% percent increase in overall HIV screening in the
District, yielding a 3.5% positivity rate.
– As of September 30, 2006, more than 16,700 residents
tested with 580 preliminary positive results (approx. 3.47%
rate).
– Over 550 persons trained to offer HIV screening in public
health and hospital settings.
– In 2005, HAA averaged approximately 27,000 HIV tests per
year, since then they have increased testing to
approximately 96,000 tests per year
*Come Together DC – Get Screened for HIV Progress Report.  Obtained from CDC Application for grant opportunity CDC-PS07-768

Philadelphia
City-wide rapid HIV testing initiative
State Senator Hughes, PA Secretary Johnson, PHL
Commissioner Paris, AACO Director Cella
$1.5 million state grant
Largest amount awarded to HIV/AIDS program in
State history
Focus on traditionally underserved populations
Support recently released CDC guidelines

Europe
• OraQuick
•
Cryo –
OTC & Rx
• Substance Abuse
China
• OraQuick
•
Cryo –
Rx
Africa
• OraQuick
Caribbean
• OraQuick
South America
• OraQuick
•
Cryo –
Rx
•
Cryo –
OTC
Australia
•
Cryo –
OTC
Mexico
• OraQuick
•
Cryo –
Rx
•
Cryo –
OTC
Canada
• Cryo – OTC
Global Expansion

72 Questions and Answers

73 Operations Overview P. Michael Formica EVP - Operations

74 Total: Total: 117,000 ft 2 Bethlehem Buildings Tech III Headquarters (48,000 ft²) North Building (32,000 ft²) South Building (37,000 ft²) (Acquired in 2006) (Acquired in 1997) (Acquired in 2006)

Space Allocation
Total
117,000 sq ft
117,000 sq ft
Manufacturing
Manufacturing    50,500 sq ft
Clean Rooms
Clean Rooms 15,500 sq ft
Warehouse
Warehouse 11,000 sq ft
Office Space
Office Space
40,000 sq ft

Facility/Capacity Long Range Plan
Joint Analysis with Facility Planning
Consultants
2008 – 2011
Facilities and Infrastructure Analysis
Production Line/ Production Process Capacity
Analysis
Review of Off-Shore Manufacturing Strategy

77 OraQuick Capacity Plan Based on Multiple Production Lines Semi-Automated Assembly Lines Automation Assembly Lines Off-Shore Production Capacity

Tech III Building (48,000 sq ft)
Corporate Headquarters
Finance & Accounting
Operations Department
Oral Fluid Collection Manufacturing
Assay Formulations
OraQuick Assembly
Control Warehouse (Shipping & Receiving)

79 North Building (32,000 sq ft) Assay Formulations Assay Assembly OraQuick Device Assembly QC Laboratory Vial Filling QED Micro-plate Coating/ Pouching

80 South Building (37,000 sq ft) Sales & Marketing Research & Development Laboratory Research & Development Staff Regulatory & Quality Assurance & Clinical Trials IT/ MIS Staff

81 Aerial View of Tech III Campus

OraQuick International Supply Chain
Bethlehem
•FDA Product
•CE Product
•International, Export Market
(Non Approved Product)
Thailand
•International, Non-FDA Product
(Supply
Raw material
To Thailand)

SAP Installation Update
Modules Installed:
FICO – Finance & Controlling
MM – Materials Management
PP – Production Planning
QM – Quality Management
SD – Sales & Distribution
WM – Warehouse Management
Present Focus
Utilize System Capabilities to Improve Processes

84 Summary Summary Facility Planning Driven by Strategic Analysis Facilities & Infrastructure in place for growth Facilities Expansion Possible if Needed

85 Questions and Answers

OraSure Technologies, Inc. Thank You OraQuick ADVANCE ® Histofreezer ® OraSure ® Intercept ®